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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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      Date of Report (Date of earliest event reported): September 25, 2001



                                  ENGAGE, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                     000-26671                     04-3281378
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(State or other                 (Commission                   (IRS Employer
jurisdiction of                 File Number)               Identification No.)
 incorporation)



                             100 Brickstone Square
                          Andover, Massachusetts 01810
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (978) 684-3884
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ITEM 5.   OTHER EVENTS.

         Two of the three independent members of the Board of Directors of Engage, Inc., Frank Campanella and Christopher Evans, have resigned. The company is undertaking efforts to retain new independent directors to fill the seats vacated by these resignations.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ENGAGE, INC.



Date: September 28, 2001                 /s/ Christopher Cuddy
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                                         CHRISTOPHER CUDDY
                                         PRESIDENT AND CHIEF EXECUTIVE
                                         OFFICER




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